UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

JPMORGAN CHASE & CO.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

•	Why did I receive this Notice of Internet Availability (Notice) and not the printed proxy materials?

In 2007, the SEC adopted new Notice and Access Rules. Companies are now permitted to send the enclosed Notice instead of a full printed set of proxy materials. The Notice gives you instructions on how to view your company’s proxy materials and vote online or how to receive a full set of printed materials by mail.

There are several advantages to your company sending a Notice instead of a full set of materials:

•	Increases shareholder value and lowers your company’s printing and mailing costs.

•	Reduces environmental impact - saves trees and reduces fossil fuel consumption.

•	Allows faster notification of how to access materials in an easily searchable format.

•	How do I view the proxy materials online?

Go to www.ProxyVote.com and follow the instructions to view the materials. It is necessary to provide the information printed in the box marked by the arrow 1234 5678 9042 located on the Notice.

•	What if I still prefer to receive a paper copy of the proxy materials?

You can easily request a paper copy at no cost, you will need the information on the Notice that is printed in the box marked by the arrow 1234 5678 9042 and select from one of the three options below.

•	By INTERNET at www.ProxyVote.com

•	By TELEPHONE, toll-free at 800-579-1639; or

•	By sending an E-MAIL to sendmaterial@proxyvote.com; simply enter the information in the box from the Notice in the subject line. No other information is necessary.

•	Can I request to receive my materials by e-mail rather than receive a Notice?

You may request to receive proxy materials for all future meetings either by e-mail or in paper form by mail. To request future copies by e-mail, go to www.ProxyVote.com or www.investordelivery.com and follow the electronic delivery enrollment instructions.

•	How can I vote my shares?

•	You may vote your shares via the INTERNET at www.ProxyVote.com.

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It is necessary to provide the information printed in the box marked by the arrow 1234 5678 9042 located on the Notice. You are encouraged to read all of the proxy materials before voting your shares as they contain important information necessary to make an informed voting decision.

•	You may vote your shares BY MAIL by requesting a paper copy of the proxy materials which includes a proxy card or vote instruction form.

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You may vote your shares BY PHONE by requesting a paper copy of the proxy materials or by viewing the proxy materials at www.ProxyVote.com at which time a toll-free number will be provided. You will need a touch tone telephone to vote by phone.

•	You may also vote your shares IN PERSON at the company’s meeting. Please refer to the proxy statement for specific instructions.

You MAY NOT use your Notice to vote your shares, it is NOT a form for voting. If you send the Notice back your vote will not count.

For more information please visit,

www.sec.gov/spotlight/proxymatters/e-proxy.shtml

NTC Q&A BEN-4C-03/10	Printed on recycled paper